CERTIFICATION
            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002



The undersigned, the President and Principal Executive Officer of the MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund (the "Fund") hereby certifies, with respect to the Fund's Form N-CSR for the period ended July 31, 2005 as filed with the Securities and Exchange Commission pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          1. such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          2. the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.




  Date:    October 7, 2005                         /s/ Clifford D. Corso
           ---------------------------             -----------------------------
                                                   Clifford D. Corso
                                                   President
                                                  (Principal Executive Officer)

                                                   CERTIFICATION
            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002



The undersigned, the Treasurer and Principal Financial Officer of the MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund (the "Fund") hereby certifies, with respect to the Fund's Form N-CSR for the period ended July 31, 2005 as filed with the Securities and Exchange Commission pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

        1. such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        2. the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.




  Date:    October 7, 2005                          /s/ Marc D. Morris
           ---------------------------              ----------------------------
                                                    Marc D. Morris
                                                    Treasurer
                                                   (Principal Financial Officer)